                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 24, 2001

                  CLARITI TELECOMMUNICATIONS INTERNATIONAL LTD.
                  ---------------------------------------------
               (Exact name of Registrant as specified in charter)


     Delaware                     0-31729                     23-2498715
     -------------------------------------------------------------------
   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)


         185 Commerce Drive, Fort Washington, Pennsylvania  19034
         --------------------------------------------------------
         (Address of principal executive offices)      (Zip Code)


                                215-591-3540
                                ------------
           (Registrant's telephone number, including area code)


                               Not Applicable
                               --------------
         (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     During the last 12 months, Clariti Telecommunications International, Ltd. (the "Company") has taken steps to significantly reduce its future cash expenditures by eliminating and reducing expenses and divesting certain cash-consuming businesses in arms-length transactions, including most of its telephony/Internet services operations.

     The largest such divestment occurred on May 9, 2001 when the Company sold 100% of the common stock of its subsidiary, Tekbilt World Communications, Inc. ("TWC"), to Carey Trading Ltd. Consideration received by the Company consisted of an unsecured note for $250,000 (the "TWC Note") payable on May 9, 2003, including interest which will accrue at a fixed rate of 6% per annum. TWC is a facilities-based provider of IP and conventional switched telecommunications services, principally prepaid and post-paid phone cards, residential and business long distance services, fax and data services, traditional dial-up Internet access, web site design and hosting, and Digital Subscriber Line ("DSL") connections for business customers.

     In addition, effective January 17, 2001, the Company sold a 75% interest in its Australian subsidiary, NKA Communications Pty Ltd. ("NKA") to Peter Cook and Yankel Koncepolski, management and founders of NKA. Effective March 22, 2001, the Company sold an additional 16% interest in NKA to 13 individuals, all of whom were original shareholders of NKA before it was acquired by the Company. Consideration received by the Company for the aggregate 91% interest in NKA consisted of a total of 277,210 shares of the Company's common stock valued at $1,143,000 based on the market price of the Company's common stock on the effective dates noted above. The Company has retained ownership of the remaining 9% interest in NKA, an Australian provider of telephony to corporate clients.

     On March 15, 2001, the Company also sold all of its operating net assets in the United Kingdom, principally telephone switching equipment and related working capital, to Avanza Communications Ltd. Consideration received by the Company consisted of $227,000 in cash, the assumption by the buyer of net liabilities aggregating $298,000, and 71,301 shares of the Company's common stock valued at $98,000 based on the closing market price on March 15, 2001. Prior to the sale, the Company had been providing limited wholesale telephony services in the United Kingdom.


Item 7. Financial Statements and Exhibits

(a)  Financial Statements

     Not applicable.

(b)  Pro Forma Financial Information

     The following unaudited pro forma condensed consolidated financial information is filed with this report:

     Pro Forma Financial Information - Introduction                   Page F-1
     Pro Forma Condensed Consolidated Balance Sheet as of
       March 31, 2001                                                 Page F-2
     Pro Forma Condensed Consolidated Statements of Operations:
       Year Ended June 30, 2000                                       Page F-3
       Nine Months Ended March 31, 2001                               Page F-4

(c)  Exhibits

     2 Stock Sale and Purchase Agreement dated May 9, 2001 between Clariti Telecommunications International, Ltd. and Carey Trading Ltd.

     99 Press Release dated May 10, 2001 - "Clariti Announces the Sale of its Telecom Subsidiary to Carey Trading Ltd."





                                    3

                                 Signature
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CLARITI TELECOMMUNICATIONS
                                                 INTERNATIONAL, LTD.
                                                 (Registrant)

May 24, 2001

                                                 By: s/James M. Boyd, Jr.
                                                     --------------------
                                                     James M. Boyd, Jr.
                                                     Vice President of Finance
                                                     and Chief Accounting
                                                     Officer



                                     4

                 CLARITI TELECOMMUNICATIONS INTERNATIONAL, LTD.

                PRO FORMA FINANCIAL INFORMATION - INTRODUCTION


As further described in Item 2 of this Form 8-K, the Company has entered into a series of transactions since the beginning of 2001 that, in the aggregate, have divested most of the Company's telephony/Internet services operations. Specifically, the Company:

(1) sold an aggregate 91% interest in its Australian subsidiary, NKA Communications Pty Ltd. ("NKA") during January and March 2001 in exchange for a total of 277,210 shares of the Company's common stock;

(2) sold all of its operating net assets in the United Kingdom ("UK Net Assets") in March 2001 in exchange for $227,000 in cash, the assumption by the buyer of net liabilities aggregating $298,000, and 71,301 shares of the Company's common stock; and

(3) sold 100% of the common stock of its subsidiary, Tekbilt World Communications, Inc. ("TWC") in exchange for an unsecured note for $250,000.

The Pro Forma Condensed Consolidated Balance Sheet of the Company as of March 31, 2001 reflects the financial position of the Company after giving effect to the sale of TWC and assumes such disposition took place on March 31, 2001. The sale of a 91% interest in NKA and the sale of the UK Net Assets have already been reflected in the historical balance sheet as of March 31, 2001.

The Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended June 30, 2000 and the nine months ended March 31, 2001 assume that the divestments described above occurred on July 1, 1999, and are based on the operations of the Company for the year ended June 30, 2000 and the nine months ended March 31, 2001.

The unaudited pro forma financial information should be read in conjunction with the audited consolidated financial statements appearing in the Company's June 30, 2000 Form 10-K and the unaudited consolidated financial statements appearing in the Company's March 31, 2001 Form 10-Q. The unaudited pro forma financial information is presented for information purposes only and is not necessarily indicative of the results that would have been reported had such events occurred on the dates specified, nor is it indicative of the Company's future results.

                      PRO FORMA FINANCIAL INFORMATION
        CLARITI TELECOMMUNICATIONS INTERNATIONAL, LTD. AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT MARCH 31, 2001
                          (Dollars in Thousands)


                                                    Deduct
                                   Historical       TWC (a)      Pro Forma
                                   ----------      ---------     ---------
CURRENT ASSETS
  Cash and cash equivalents        $     715       $       -     $     715
  Trade accounts receivable, net         861        (    841)           20
  Prepaid expenses and other
   current assets                      1,924        (    544)        1,380
                                   ---------       ---------     ---------
                                       3,500        (  1,385)        2,115

PROPERTY AND EQUIPMENT, NET            3,418        (  1,917)        1,501
INTANGIBLE ASSETS, NET                 1,530        (  1,363)          167
LONG-TERM NOTE RECEIVABLE (b)              -               -             -
                                   ---------       ---------     ---------
TOTAL ASSETS                       $   8,448       $(  4,665)    $   3,783
                                   =========       =========     =========


CURRENT LIABILITIES
  Accounts payable - trade         $   3,915       $(  2,081)    $   1,834
  Deferred revenue                       157        (    157)            -
  Accrued expenses and other
   current liabilities                 2,645        (  1,838)          807
                                   ---------       ---------     ---------
                                       6,717        (  4,076)        2,641

LONG-TERM LIABILITIES                    589        (    589)            -
                                   ---------       ---------     ---------

TOTAL LIABILITIES                      7,306        (  4,665)        2,641

TOTAL STOCKHOLDERS' EQUITY             1,142               -         1,142
                                   ---------       ---------     ---------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY              $   8,448       $(  4,665)     $  3,783
                                   =========       =========     =========

---------
(a) To eliminate the assets and liabilities included in the balance sheet of TWC as of March 31, 2001.

(b) Long-term note receivable from buyer of TWC is reflected at expected net realizable value of -0-.

        CLARITI TELECOMMUNICATIONS INTERNATIONAL, LTD. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JUNE 30, 2000
          (Dollars and Shares in Thousands, Except Per Share Amounts)

                                                    Deduct
                                                   Divested
                                                  Operations
                                   Historical         (a)       Pro Forma
                                   ----------     ----------    ---------

REVENUE                             $  6,735       $( 5,818)     $    917
COST OF REVENUE                        5,611        ( 5,013)          598
                                    --------       --------      --------
GROSS PROFIT                           1,124        (   805)          319

Network operating expenses             1,174        (   711)          463
Marketing expenses                     2,041        ( 1,253)          788
Research and development expenses      4,161              -         4,161
Depreciation and amortization          4,526        ( 1,181)(b)     3,345
General and administrative expenses   16,799        ( 1,649)       15,150
Asset impairment                      10,441              -        10,441
                                    --------       --------      --------
LOSS FROM OPERATIONS                 (38,018)         3,989       (34,029)
                                    --------       --------      --------
OTHER INCOME (EXPENSE)
 Interest income                         488              -           488
 Interest expense                    (    82)            37       (    45)
 Loss on sale of fixed assets        (   762)           762             -
                                    --------       --------      --------
                                     (   356)           799           443
                                    --------       --------      --------
Net loss before extraordinary item   (38,374)         4,788       (33,586)

EXTRAORDINARY ITEM
 Gain on discharge of indebtedness    33,502              -        33,502
                                    --------       --------      --------
NET LOSS                            $( 4,817)      $  4,788      $(    84)
                                    ========       ========      ========
WEIGHTED AVERAGE NUMBER OF SHARES
 OUTSTANDING                          33,599        (   267)(c)    33,332
BASIC AND DILUTED LOSS PER
 COMMON SHARE
  Net loss before
   extraordinary item               $(  1.14)                    $(  1.01)
  Extraordinary item                    1.00                         1.01
                                    --------                     --------
  Net loss                          $(   .14)                    $      -
                                    ========                     ========
---------
(a) To eliminate the revenues and expenses of divested business operations for the entire period.
(b) Includes amortization of goodwill of $822,000.
(c) To reflect the receipt of shares as full or partial consideration for divestments of NKA and UK Net Assets as if the transactions had been completed at the beginning of the period.

        CLARITI TELECOMMUNICATIONS INTERNATIONAL, LTD. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED MARCH 31, 2001
          (Dollars and Shares in Thousands, Except Per Share Amounts)


                                                    Deduct
                                                   Divested
                                                  Operations
                                   Historical         (a)       Pro Forma
                                   ----------     ----------    ---------

REVENUE                             $ 11,004       $(10,655)     $    349
COST OF REVENUE                       10,021        ( 9,728)          293
                                    --------       --------      --------
GROSS PROFIT                             983        (   927)           56

Network operating expenses             1,283        ( 1,260)           23
Marketing expenses                     2,169        ( 1,059)        1,110
Research and development expenses      3,632              -         3,632
Depreciation and amortization          1,622        ( 1,012)(b)       610
General and administrative expenses    9,648        ( 1,822)        7,826
Equity in net loss of
 unconsolidated subsidiary               880        (   880)            -
Asset impairments                      2,192        ( 2,192)            -
Loss on sale of UK net assets            844        (   844)            -
                                    --------       --------      --------
LOSS FROM OPERATIONS                 (21,287)         8,142       (13,145)
                                    --------       --------      --------
OTHER INCOME (EXPENSE)
 Interest income                         370              -           370
 Interest expense                    (    65)            65             -
                                    --------       --------      --------
                                         305             65           370
                                    --------       --------      --------
NET INCOME (LOSS)                   $(20,982)      $  8,207      $(12,775)
                                    ========       ========      ========

WEIGHTED AVERAGE NUMBER OF SHARES
 OUTSTANDING                          35,820        (    70)(c)    35,750
BASIC AND DILUTED LOSS PER
 COMMON SHARE                       $(   .59)                    $(   .36)


---------
(a) To eliminate the revenues and expenses of divested business operations for the entire period.
(b) Includes amortization of goodwill of $477,000.
(c) To reflect the receipt of shares as full or partial consideration for divestments of NKA and UK Net Assets as if the transactions had been completed at the beginning of the period.

                                  EXHIBIT 2


STOCK SALE AND PURCHASE AGREEMENT

	THIS AGREEMENT is made and entered into on May 9, 2001, by and among Clariti Telecommunications International, Ltd., a Delaware corporation ("Seller"), and Carey Trading, Ltd. a Delaware corporation, or its designee ("Buyer"). In consideration of the foregoing and of the mutual and several agreements, covenants, representations, warranties and indemnities herein contained, the parties hereby agree as follows:

	1.	SALE AND PURCHASE; CLOSING; TRANSFER; PURCHASE PRICE.

		1.1	Sale and Purchase; Closing.  Subject to the terms and
conditions of this Agreement, Seller shall sell to Buyer, and Buyer shall purchase from Seller, one hundred percent (100%) of the issued and outstanding capital stock of Tekbilt World Communications, Inc. (formerly Clariti Telecom, Inc.), a Pennsylvania corporation ("Company"). The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place on May 9, 2001 (the "Closing Date"), of each party's respective, agreements, documents, instruments, certificates, affidavits and other items required to be delivered by any party in connection with the Closing ("Closing Deliveries"). Time is of the essence hereunder.

		1.2	Transfer of Shares.  At the Closing, Seller shall deliver to
Buyer all stock certificates representing 1,000 shares of Company's common stock, no par value per share (the "Shares"), duly endorsed in blank or with appropriate stock powers duly endorsed in blank.  Seller shall transfer, assign and convey the Shares to Buyer free and clear of any security interest, lien, claim, pledge, charge, restriction on transfer or other encumbrance of any nature whatsoever ("Liens").  At the Closing, Seller shall deliver to Buyer
Company's corporate book (which contains Company's articles of incorporation, as amended, bylaws, as amended, minutes and resolutions and stock records).
Buyer acknowledges that: (a) copies of Company's articles of incorporation and bylaws, each as amended to date, have been heretofore delivered to Buyer; and
(b) Company's corporate book has been made available to Buyer for review and inspection.

		1.3	Purchase Price.  In consideration for the Shares, Buyer shall deliver to Seller a Promissory Note in the original principal amount of Two
Hundred Fifty Thousand U.S. Dollars (USD $250,000), and in the form attached as
Exhibit "B" hereto (the "Note").

		1.4	Software.

			1.4.1	Transfer and Interim Use.  Seller is the licensee under
that certain agreement dated February 22, 2000 (the "Software Agreement") with
Great Plains Software O.C. Inc. ("Great Plains") for the use of the Great
Plains eEnterprise software (the "Software").  Buyer desires to have the
Software assigned to it as part of the sale of the Company.  The Software
Agreement requires that Great Plains consent to certain assignments of the
Software Agreement or licenses of the Software.  Buyer shall have the obligation to obtain a novation (in a form acceptable to Seller) of the
Software Agreement releasing Seller from all of its obligations under the
Software Agreement as soon as possible after the date of Closing.  Between the date of Closing and any such novation, Buyer may use the Great Plans Software to the extent such is permissible under the terms of the Software Agreement.
Seller makes no representation or warranty with respect to the right or ability of Buyer to utilize the Software pursuant to the Software Agreement.  Seller shall have the joint right of use of the Software for a six (6) month period following the date of Closing regardless of whether such novation is received and Buyer shall have the obligation to maintain the Software at its sole cost and expense for the use of Seller.  Seller and Buyer shall jointly select an administrator for the Software during the six (6) month period.

		1.4.2	Confidential Information and Property.  With respect to
information contained on the Software, the Parties agree as follow:

1.4.2.1		Each Party shall be the "Disclosing Party" with respect to
its information and the "Receiving Party" with respect to information received from the other Party.

1.4.2.2  	"Confidential Information" is defined as any information disclosed to the Receiving Party by the Disclosing Party orally, in writing, visually or in model or tangible form, whether of a technical, business or other nature, including without limitation, business and management methods, know-how, trade secrets, instruction manuals, financial reports and statements, all data within the Software, business, product and/or strategic plans, market information and analysis, financial and operational controls and procedures, customer lists and all other information developed and used by such Disclosing Party in its business and operations (as conducted and as proposed to be conducted), which has not been publicly disclosed by such Disclosing Party, as well as analyses, compilations, studies or other documents prepared by the Receiving Party for internal use which reflect the Confidential Information. Information transmitted in writing or in model form must be clearly marked "Confidential"
(or similar designation) in order for it to be considered "Confidential Information" under this Agreement. Verbal discussions, and their content, regarding information which has been previously identified as "Confidential" or "Proprietary" shall be considered "Confidential Information." Other specific information transmitted orally and identified at that time as being confidential shall be considered as "Confidential Information."

1.4.2.3		Notwithstanding any other provision of this Agreement, the
Parties acknowledge and agree that "Confidential Information" shall not include any information which: (a) is or becomes known by the public, other than as a result of its disclosure in breach of this Agreement or any other non-disclosure agreement; (b) is already known to the Receiving Party at the time of disclosure as evidenced by written documentation; (c) is rightfully received by the Receiving Party from a third Party without breach of this Agreement or a similar non-disclosure agreement; or (d) is explicitly approved for release by written authorization of the Disclosing Party.

1.4.2.4		Receiving Party may disclose Confidential Information in
accordance with judicial and other governmental order, provided that, to the extent practicable under the circumstances, Receiving Party first gives Disclosing Party prompt written notice prior to such disclosure in order to permit Disclosing Party the opportunity to protect the information's confidentiality. If Disclosing Party is unable to protect against such disclosure, Receiving Party shall disclose only that portion of the Confidential Information that in the opinion of counsel is legally required to be disclosed and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

1.4.2.5		Except as expressly provided herein, Receiving Party shall
not disclose any Confidential Information and shall prevent the disclosure of any Confidential Information by such Party's Related Shareholders, members, partners, directors, officers, employees, representative, consultants or agents and those of any of such Party's respective Affiliates (collectively, "Representatives"). The Disclosing Party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own Confidential Information (but in no event less than reasonable care), to keep confidential the Confidential Information received from Disclosing Party. Receiving Party may disclose Confidential Information only to those Representatives who have a need-to-know. Receiving Party will inform such Representatives that the information is confidential and not to be disclosed to others. Receiving Party will have executed or shall execute appropriate written agreements with its Representatives sufficient to enable it to comply with the provisions of this Agreement.

1.4.2.6		Receiving Party shall notify Disclosing Party immediately
upon discovery of any unauthorized use or disclosure of Confidential Information, or any other breach of this Agreement by Receiving Party or its Representatives, and will cooperate with Disclosing Party in every reasonable way to help Disclosing Party regain possession of the Confidential Information and to prevent its further unauthorized use.

1.4.2.7		Receiving Party shall return all originals, copies,
reproductions, and summaries of Confidential Information at Disclosing Party's request, or at Disclosing Party's option, certify destruction of the same.


1.4.2.8		Receiving Party agrees that the Disclosing Party's
Confidential Information: (i) is and shall at all times remain the property of the Disclosing Party and (ii) constitutes valuable trade secrets of Disclosing Party. No use of such Confidential Information is permitted except as otherwise provided herein and no grant under any of the Disclosing Party's intellectual property rights is hereby given or intended including any license implied or otherwise.

1.4.2.9	The Parties acknowledge that it will be impossible to measure the damages that would be suffered by any Disclosing Party if any Receiving Party fails to comply with this Agreement and that in the event of any such failure, such Disclosing Party will not have an adequate remedy at law. Such Disclosing Party shall, therefore, be entitled (in addition to any other rights and remedies available at law or equity) to obtain specific performance of such Receiving Party's obligations hereunder and to obtain immediate injunctive relief without having to post a bond. Such Receiving Party shall not urge, as a defense to any proceeding for such specific performance or injunctive relief, that such Disclosing Party has an adequate remedy at law.

1.4.2.10	The Parties respective rights, privileges, duties, liabilities and obligations under this Section 1.4.2 shall survive the termination of this Agreement notwithstanding anything herein to the contrary.

		1.5	Keystone Loan.  Seller is a guarantor of a certain loan from
Keystone Financial Bank, N.A. to Company (the "Guaranteed Agreement").   Buyer
shall use, and cause Company to use, best efforts to cause the removal and
release of Clariti as a guarantor of the Guaranteed Agreement.   Buyer shall,
and shall cause Company to, jointly and severally, indemnify, defend and hold harmless Clariti from, against and in respect of all liabilities, judgments, claims, losses, payments and costs and expenses (including, without limitation, attorneys' fees) incurred by Seller as a guarantor under the Guaranteed
Agreement from and after the Closing Date.

	2.	[RESERVED]

	3.	REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer that to the best of its knowledge, the statements contained in this Section 3 are correct and complete as of the date of this Agreement (unless another date is indicated) and, unless a date is specified in such representation and warranty, will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3).

	3.1	Organization of Seller and Company.  Seller is duly incorporated, validly existing, and in good standing under the Laws of the State of Delaware. Company is duly incorporated, validly existing, and in good standing under the Laws of the Commonwealth of Pennsylvania.

	3.2	No Subsidiaries, etc  Company does not own, control or have a beneficial interest in any subsidiary or any stock or other security in the capital of another Person, or have any direct or indirect equity participation or ownership interest in any other Person. Company is not and has not agreed to become a member of any partnership, joint venture, limited liability company, unincorporated association or similar arrangement.

		3.3	Capitalization and Ownership of Company.  Company's
authorized, issued and outstanding capital stock consists of the Shares, all of which are held of record and beneficially by Seller, free and clear of any Liens. All of the Shares have been validly issued, are fully paid and non-assessable. There is no warrant, right, option, conversion privilege, stock or other security purchase plan, put, call or other contractual obligation relating to the offer, issuance, purchase or redemption, exchange, conversion, voting or transfer of any stock or other security in or debt of Company or other securities convertible into or exchangeable for capital stock in Company (now, in the future or upon the occurrence of any contingency) or that provides for any appreciation or similar right. There are no agreements to register any securities of Company or sales or resales thereof under any securities Laws.

3.4	Authorization of Transaction. As of the Date of Closing, Seller has the
legal capacity, power and authority to execute and deliver this Agreement and each agreement, document, instrument, certificate or affidavit executed by any of the parties hereto in connection herewith (collectively, together with this Agreement, the "Transaction Documents") to which it is a party, and to perform its respective obligations thereunder. All company, corporate and other actions or proceedings to be taken by or on the part of Seller to authorize and permit the Closing and the execution, delivery and performance by it of its respective obligations under the Transaction Documents to which they it is a party, have been duly and properly taken. Seller has duly executed and delivered the Transaction Documents to which it is a party.

	3.5.	Noncontravention.  Neither the Closing nor the execution, delivery and performance by Seller of its obligations under the Transaction Documents to which it is a party will (i) conflict with or result in a breach of any provision of the articles of organization or bylaws of Seller, or any other agreements or other instruments to which Seller is a party or under which it is bound, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require notice under any agreement, contract, lease, license, instrument or other arrangement to which Seller is a party, or under which it is bound or (iii) violate any Laws to which Seller is subject. Seller is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the parties to consummate the transactions contemplated by the Transaction Documents.

		3.6	Litigation.  Except as disclosed in Exhibit "A" hereto, there are no judicial or administrative actions, claims, suits, proceedings or investigations pending or, to Seller's knowledge, threatened, which involve or are likely to involve Company.  There are no judgments, orders, decrees, citations, fines or penalties heretofore assessed against Company under any Law that shall adversely affect any of its assets, businesses or operations.

		3.7	Brokers' Fees. No broker, finder or investment banker is
entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller.

	4.	REPRESENTATIONS AND WARRANTIES OF BUYER.  Buyer, to the best of its knowledge, represents and warrants to Seller that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and, unless a date is specified in such representation and warranty, will be correct and complete as of the Closing Date (as though made then and as though the
Closing Date were substituted for the date of this Agreement throughout this
Section 4).

	4.1	Organization of Seller . Buyer is a corporation, duly organized, validly existing, and in good standing under the Laws of its jurisdiction of incorporation.

4.2	Authorization of Transaction. Buyer has the legal capacity, power and authority to execute and deliver the Transaction Documents to which it is a party, and to perform its respective obligations thereunder. All company, corporate and other actions or proceedings to be taken by or on the part of Buyer to authorize and permit the Closing and the execution, delivery and performance by it of its respective obligations under the Transaction Documents to which it is a party, have been duly and properly taken. Buyer has duly executed and delivered the Transaction Documents to which it is a party.

	4.3.	Noncontravention.  Neither the Closing nor the execution, delivery and performance by Buyer of its obligations under the Transaction Documents to which it is a party will (i) conflict with or result in a breach of any provision of the articles of organization or bylaws of Buyer, or (ii) violate any Laws to which Buyer is subject. Buyer is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the parties to consummate the transactions contemplated by the Transaction Documents.

		4.4	Brokers.  No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

		4.5	Due Diligence.  Buyer acknowledges that in entering into this
Agreement, it has done its due diligence investigation with respect to all matters, financial or otherwise, related to its purchase of the Company or with respect to the Company, and has not relied on any statement, representation, communication or document made by Seller.

	5.	CONDITIONS TO OBLIGATION TO CLOSE.

	5.1	Conditions to Obligation of Seller .  The obligation of Seller to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions: (a) the representations and warranties set forth in Section 4 above shall be true and correct when made and shall be true and correct in all material respects as of the Closing; (b) Buyer shall have performed and complied with all of its covenants, agreements and obligations hereunder through the Closing; (c) Buyer has executed the Note; and (d) Buyer, and its Board of Directors, shall have resolved, approved, authorized and permitted the Closing and the execution and delivery of, and the performance by Buyer of its obligations under, the Transaction Documents to which it is a party, and evidence thereof reasonably satisfactory in form and substance to Seller shall have been delivered to Seller. Seller may waive any condition specified in this Section 5.1 if it executes a writing so stating at or prior to the Closing and such waiver shall not be considered a waiver of any other provision in this Agreement unless the writing specifically so states.

	5.2	Conditions to Obligations of Buyer .  The obligation of Buyer to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions: (a) the representations and warranties set forth in Section 3 above shall be true and correct at and as of the Closing; (b) Seller shall have performed and complied with all of its covenants hereunder through the Closing; and (c) all actions to be taken by Seller in connection with the consummation of the transactions contemplated hereby and all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Buyer. Buyer may waive any condition specified in this Section 5.2 if Buyer executes a writing so stating at or prior to the Closing and such waiver shall not be considered a waiver of any other provision in this Agreement unless the writing specifically so states.

	6.	INDEMNIFICATION.

	6.1	Survival of Representations and Warranties.  All of the
representations and warranties contained herein shall survive the Closing and continue in full force and effect for a period of two (2) years thereafter. The termination of any such representations and warranties, however, shall not affect any claim for breaches of representations or warranties if written notice thereof is given to the breaching party or parties prior to such termination date.

	6.2.	Indemnity by Buyer.	 Buyer shall indemnify, defend and hold
harmless Seller from, against and in respect of all Liabilities, obligations, judgments, Liens, injunctions, charges, orders, decrees, rulings, damages, dues, assessments, taxes, losses, fines, penalties, injuries, deficiencies, demands, expenses, fees, costs, amounts paid in settlement (including reasonable attorneys' and expert witness fees and disbursements in connection with investigating, defending or settling any action or threatened action) (collectively, the "Indemnified Losses") that arise out of, result from or relate to: (a) the inaccuracy of any representation or warranty made by Buyer herein or in any document certificate or other instrument required to be delivered hereunder; or (b) the breach or nonfulfillment of any agreement or covenant of Buyer contained herein or in any agreement or instrument required to be entered into in connection herewith.

	6.3	Indemnity by Seller .  Seller shall indemnify, defend and hold harmless Buyer against and in respect of all Indemnified Losses that arise out of, result from or relate to: (a) the inaccuracy of any representation or warranty made by Seller herein or in any document certificate or other instrument required to be delivered hereunder; or (b) the breach or nonfulfillment of any agreement or covenant of Seller contained herein or in any agreement or instrument required to be entered into in connection herewith.

	7.	TERMINATION.  The parties may terminate this Agreement by mutual
written consent at any time prior to the Closing.   A party may terminate this
Agreement by giving written notice to the other party at any time prior to the Closing in the event such other party has breached this Agreement in any material respect, been previously notified of such breach, and the breach has continued without cure for a period of 15 days after such notice of breach. If any party terminates this Agreement pursuant to this Section, all rights and obligations of the parties hereunder shall terminate without any Liability of any party to any other party (except for any Liability of any party then in breach).

	8.	MISCELLANEOUS.

	8.1	Press Releases and Public Announcements.  No party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior approval of the other party.

	8.2	No Third Party Beneficiaries.  This Agreement shall not confer any rights or remedies upon any Person other than the parties and their respective successors and permitted assigns.

	8.3	Succession and Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party; provided, however, that Seller may (i) assign any or all of its rights and interests hereunder to one or more of its affiliates and (ii) designate one or more of its affiliates to perform its obligations hereunder.

		8.4	Force Majeure.  No party shall be liable to another for any
failure to perform any obligations under this Agreement due to causes beyond its reasonable control and of a nature which neither has the authority or power to remedy, including without limitation, acts of God, acts of another party, acts of civil or military authority including governmental priorities, strikes or other labor disturbances, fires, floods, epidemics, wars and riots, delays in transportation or unavailability of materials or supplies from ordinary sources.  In the event of such an occurrence, the party claiming relief shall give prompt written notice thereof to the other parties and any time for performance of an obligation shall be extended by time equal to the length of any delay attributable to such occurrence.

	8.5 	Further and Future Assurances.  Each party hereto agrees to do all acts and things and to make, execute, and deliver such written instruments, as shall from time to time be reasonably required to carry out the terms and provisions of this Agreement, including satisfaction, but not waiver, of the Closing conditions set forth in Section 5. At any time and from time to time after the Closing, at the request of another party and without further consideration, each party will execute and deliver such other documents and instruments and take such action as may reasonably necessary to consummate the transactions contemplated by the Transaction Documents and the Closing.

	8.6	Notices.  All notices, requests, demands, claims, and other
communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) upon confirmation of facsimile, (ii) one business day following the date sent when sent by overnight delivery and (iii) five business days following the date mailed when mailed by registered or certified mail return receipt requested and postage prepaid to the following address:

If to Seller:
Clariti Telecommunications International, Ltd.
185 Commerce Drive
Fort Washington, PA  19034
Attention: Peter S. Pelullo, CEO & President

With a copy to:
Eizen Fineburg & McCarthy, LLP
Two Commerce Square, Suite 3410
2001 Market Street
Philadelphia, PA  19103
Attention: Gary J. McCarthy, Esq.

If to Buyer:
Carey Trading, Ltd.
1000 Valley Forge Circle
King of Prussia, Pennsylvania 19406
Attn: John Dolan, CEO & President

With a copy to:
Joseph B. LaRocco, Esq.
49 Locust Avenue
Suite 107
New Canaan, CN 06840


Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

	8.7	Amendments and Waivers.  This Agreement constitutes the entire agreement between the parties and supersedes all agreements, representations, warranties, statements, promises, and understandings, whether oral or written, with respect to the subject matter hereof, and neither party hereto shall be bound by nor charged with any oral or written agreements, representations, warranties, statements, promises, or understandings not specifically set forth in this Agreement or any exhibits hereto. This Agreement may not be amended,
altered, or modified except by a writing signed by the parties.   No amendment
of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the parties. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

		8.8	Severability; Validity. Any term or provision of this
Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. In the event that any provision of this Agreement shall be held to be invalid or unenforceable, the same shall not affect in any respect whatsoever the validity or enforceability of the remainder of this Agreement. In the event that any provision(s) of this Agreement which materially affects the rights or obligations of the parties under this Agreement are ruled illegal or unenforceable by a court or regulatory authority, or are otherwise found to be illegal or unenforceable, the parties covenant that they shall negotiate and agree an equitable revision of this Agreement to replace the illegal or unenforceable provisions with terms having as near as possible the same commercial effect with a view to maintaining unaltered their mutual interests as currently protected under this Agreement and in any case preserving a balance between their respective rights and obligations.

		8.9	Survival of Rights.  Except as provided herein to the
contrary, this Agreement shall be binding upon and inure to the benefit of the parties signatory hereto, their respective permitted successors and assigns.

	8.10	Expenses.  Each of Seller and Buyer shall bear its own costs and expenses (including legal and accounting fees and expenses) in connection with this Agreement and the transactions contemplated hereby.

	8.11	Construction.  The parties have participated jointly in the
negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, shall include all other genders; and the singular shall include the plural and vice versa. The captions and article, section and paragraph titles and headings in this Agreement are included for convenience of reference only and shall not affect or be considered in the interpretation or construction of any provisions of this Agreement. For purposes of this Agreement: (a) "including" shall mean including without limitation; (b) "Laws" shall mean all laws, rules, regulations, codes, injunctions, judgments, decrees, rulings, interpretations, constitution, ordinance, common law, treaty, regulations, or orders, of any federal, state, local, municipal and foreign, international, or multinational governments or administration and all related agencies, and any reference to any of the foregoing shall refer to all rules, regulations, ordinances and orders promulgated thereunder; and (c) "Person" shall mean any individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity or any department, agency, or political subdivision thereof.

	8.12	Incorporation of Exhibits and Schedules.  Any Exhibits or Schedules
identified in this Agreement are incorporated herein by reference and made a part hereof.

		8.13	Attorneys' Fees.  Should any litigation be commenced between the parties hereto the party prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its attorneys' fees and court costs in such litigation which shall be determined by the court in such litigation or in a separate action brought for that purpose.

		8.14	Governing Law. This Agreement shall be construed according to and governed by the Laws of the Commonwealth of Pennsylvania.  This Agreement
shall be governed by and construed in accordance with the domestic Laws of the
Commonwealth of Pennsylvania without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the Commonwealth of Pennsylvania.  Any and all legal proceedings concerning the infringement, breach or contemplated breach of this Agreement shall be filed in the Commonwealth of Pennsylvania, Philadelphia County only, and the parties hereto consent to such jurisdiction and venue.

		8.15	Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

SIGNATURES APPEAR ON THE FOLLOWING PAGE



	IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


						SELLER:

						Telecommunications International, Ltd.,
						 a Delaware corporation

						BY:	s/Peter S. Pelullo (SEAL)
                                          -------------------------
							Peter S. Pelullo, CEO & President


						BUYER:
Carey Trading Ltd., a Delaware corporation


					BY:	s/ John Dolan (SEAL)
                                    --------------------
							John Dolan, CEO & President

                                  EXHIBIT 99


FORT WASHINGTON, Pa.--(BUSINESS WIRE)--May 10, 2001--Clariti Telecommunications International, Ltd. (Nasdaq:CLRI) announced today that it has sold its telecom subsidiary to Carey Trading Ltd. The financial terms of the transaction were not disclosed.

Peter Pelullo, CEO and President of Clariti Telecommunications, said: "The decision to sell the telecom subsidiary that provided long distance and pre-paid card services is a necessary step for Clariti to focus our efforts and resources on the deployment of the ClariCAST(TM) wireless technology around the world."

John Digger Dolan, Chairman of Carey Trading Ltd., commented: "This acquisition will enhance our ability to integrate a total telecom solutions platform with our other affiliated entities, some of which are YourChoice Communications, Avatar Wireless (www.avatarwireless.com), MAPS Communications, the advanced software solutions of Nova CTI (www.novacti.com), etelecenter (www.etelecenter.com) and Advantage Wireless. In particular, YourChoice Communications will be able to expand its services to its affinity-based customers. Offering DSL, long distance and pre-paid calling cards are simply natural add-on services to our Fortune 1000 customer base. We see the convergence of wireless and wireline as the future of all communications."

    About Clariti (www.clariti.com)

Clariti Telecommunications International, Ltd. is headquartered in Fort Washington, PA. Clariti's Wireless Messaging business has developed ClariCAST(TM), a patented digital technology that sends data wirelessly using the subcarrier channels of existing FM radio stations. Clariti's first application using ClariCAST(TM) technology is Clariti Wireless Voicemail. This service uses a small portable device called the Voca(TM) Wireless Voicemail Player to wirelessly receive voicemail messages. This sets the Voca(TM) Player apart from cellular phones, pagers, answering machines, and traditional voicemail systems that require the user to spend time and money calling in to retrieve their voicemail messages.

    About Carey Trading Ltd. (www.careytrading.com)

Carey Trading Ltd. is an investment banking firm specializing in financial services including consulting, marketing, advertising, distribution channels and management to private and public corporations. Carey helps companies identify acquisition targets, analyze new markets, recruit top talent, build a solid customer base and access a network of business and financial contacts.

    About YourChoice Communications, Inc.

YourChoice Communications, Inc. is headquartered in Philadelphia, PA. YourChoice is a full service solutions provider and offers a wide array of telecom services in the United States, Europe, Asia and China.
YourChoice is a leader in fixed wireless data networks, having recently completed the implementation of a network at the Atlanta-Hartsfield airport, and the acquisition of the Lucent DMC/Stratex OC-3 wireless ring around Atlanta with Avatar Wireless Solutions.

Special Note Regarding Forward-Looking Statements: This press release contains certain forward-looking statements that involve risks and uncertainties, including any statements about the sale of Clariti's telecom subsidiary. Factors that could cause or contribute to such risks and uncertainties include, but are not limited to, general economic and business conditions, changes in telecommunications regulations, changes in consumer demand for certain telecommunications products and services, Clariti's ability to deliver its wireless products and services on a cost-effective basis, market acceptance of Clariti's products and services, and various other factors beyond the control of the company.

This also includes such factors as described from time to time in the SEC reports filed by Clariti Telecommunications International, Ltd.

Clariti, Voca, and ClariCAST are trademarks of Clariti Telecommunications International, Ltd. Web: www.clariti.com Web: www.careytrading.com

CONTACT: Clariti Wireless Messaging
Mauro Panzera, 215/591-3540
Email: info@clariti.com
or
Carey Trading
Daisy Guadalupe, 646/865-0725
Email: daisyguadalupe@juno.com
or
Investor Contact:
Investor Awareness, Inc.
Tony Schor, 847/945-2222